UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2009

THE PMI GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13664	94-3199675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PMI Plaza, 3003 Oak Road

Walnut Creek, California 94597

(Address of principal executive offices with zip code)

(925) 658-7878

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The PMI Group, Inc. (the “Company”) is filing this Current Report on Form 8-K to update the historical financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 for discontinued operations. The financial statements contained herein shall supersede the Company’s financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007. The discontinued operations relate to the sale of PMI Mortgage Insurance Ltd and its holding company, PMI Mortgage Insurance Australia (Holdings) Pty Limited (collectively “PMI Australia”), the sale of PMI Mortgage Insurance Asia Ltd. (“PMI Asia”) and the completion of run-off activities of PMI Guaranty Co. (“PMI Guaranty”), all of which have been previously disclosed. In compliance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, the Company classified the operations and assets and liabilities of PMI Australia, PMI Asia and PMI Guaranty as discontinued operations for all periods presented in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2008. Under the requirements of the Securities and Exchange Commission (the “SEC”), the same classification as discontinued operations is required for previously issued annual financial statements for each of the three years presented in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to such classification. Accordingly, Exhibit 99.1 contains the Company’s reclassified audited consolidated financial statements for the years ended December 31, 2007, 2006 and 2005.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	The PMI Group, Inc. and Subsidiaries Consolidated Financial Statements for the Years Ended December 31, 2007, 2006 and 2005 and as of December 31, 2007 and 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PMI GROUP, INC.

January 26, 2009	By:	/s/ Donald P. Lofe Jr.
Donald P. Lofe, Jr. Executive Vice President, Chief Financial Officer and Chief Administrative Officer

January 26, 2009	By:	/s/ Thomas H. Jeter
Thomas H. Jeter Senior Vice President, Chief Accounting Officer and Corporate Controller

EXHIBIT INDEX

Exhibit Number	Exhibit Name
23.1	Consent of Independent Registered Public Accounting Firm

99.1	The PMI Group, Inc. and Subsidiaries Consolidated Financial Statements for the Years Ended December 31, 2007, 2006 and 2005 and as of December 31, 2007 and 2006